File No. 333-16501, 811-07935
                                                  Filed under Rule 497(e)
First Golden American Life Insurance Company of New York


                      Prospectus Supplement

                        October 29, 1997

                             to the

   Prospectus dated May 6, 1997 as Supplemented July 9, 1997 for

                     GoldenSelect/R/ DVA PLUS
    Deferred Combination Variable and Fixed Annuity Contracts

                           __________

     On October 24, 1997, ING Groep, N.V. ("ING") completed the transaction to aquire Equitable of Iowa Companies ("Equitable of Iowa"). At a meeting of shareholders on October 23, 1997, Equitable of Iowa shareholders approved the terms of the agreement of July 7, 1997, to merge Equitable of Iowa into ING. ING is now the ultimate corporate parent of First Golden American Life Insurance Company of New York, the issuer of the GoldenSelect/R/ Deferred Combination Variable and Fixed Annuity offered in the State of New York, and the corporate parent of Directed Services, Inc.
("DSI"), the distributor of GoldenSelect/R/ variable products and the manager of The GCG Trust, and Equitable Investment Services,
Inc. ("EISI"), the adviser of the Equi-Select Series Trust (the
"ESS Trust") and a portfolio manager to The GCG Trust. ING, based in the Netherlands, is a global financial services holding company with over $289 billion in assets. On October 9, 1997, at special meeting of the shareholders of The GCG Trust, the shareholders approved the new management agreement between DSI and The GCG Trust and each of the new portfolio management agreements among DSI, The
GCG Trust and the portfolio managers of The GCG Trust.  On October
9, 1997, at special meeting of the shareholders of the ESS Trust, the shareholders approved the new management agreement between EISI and the ESS Trust and each of the new portfolio management agreements among EISI, the ESS Trust and the portfolio managers of the ESS Trust. These agreements are effective as of October 24, 1997.


This supplement should be retained with your GoldenSelect/R/
Prospectus.



G3120-CLO                                               10/29/97